EXHIBIT 10.2



                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of July 30, 2001 made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 25 hereof, the "Pledgors") to Bank of America, N.A., as Collateral Agent (together with any successor collateral agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, Vanguard Health Systems, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Book Managers, Bank of America, N.A., as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), Morgan Stanley Senior Funding, Inc., as Syndication Agent, and First Union National Bank and General Electric Capital Corporation, as Co-Documentation Agents, have entered into a Credit Agreement, dated as of July 30, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Administrative Agent, each Issuing Lender and the Pledgee are herein called the "Lender Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

                  WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the

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Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

               (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

               (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

               (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

               (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default (which term to mean and include any Event of Default under, and as defined in, the Credit Agreement or any payment default by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement and shall, in any event, include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing

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          for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

               (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" has the meaning set forth in the Recitals hereto.

                  "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "Agreement" has the meaning set forth in the first paragraph hereof.

                  "Certificated Security" has the meaning given such term in
Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" has the meaning given such term in
Section 8-102(a)(5) of the UCC.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Credit Document Obligations" has the meaning set forth in
Section 1 hereof.

                  "Domestic Corporation" has the meaning set forth in the definition of "Stock."

                  "Event of Default" has the meaning set forth in Section 1 hereof.

                  "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

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                  "Foreign Corporation" has the meaning set forth in the
definition of "Stock."

                  "Indemnitees" has the meaning set forth in Section 11 hereof.

                  "Instrument" has the meaning given such term in Section 9-102(a)(47) of the UCC.

                  "Investment Property" has the meaning given such term in
Section 9-102(a)(49) of the UCC.

                  "Lender Creditors" has the meaning set forth in the Recitals hereto.

                  "Lenders" has the meaning set forth in the Recitals hereto.

                  "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Non-Voting Stock" means all capital stock which is not Voting Stock.

                  "Notes" means all intercompany notes among the Borrower and its Subsidiaries and all other promissory notes evidencing Indebtedness equal to or greater than $1,000,000 from time to time issued to, or held by, any Pledgor.

                  "Obligations" has the meaning set forth in Section 1 hereof.

                  "Other Creditors" has the meaning set forth in the Recitals hereto.

                  "Other Obligations" has the meaning set forth in Section 1 hereof.

                  "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged Notes" has the meaning set forth in Section 3.5 hereof.

                  "Pledgee" has the meaning set forth in the first paragraph hereof.

                  "Pledgor" has the meaning set forth in the first paragraph hereof.

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                  "Proceeds" has the meaning given such term in Section
9-102(a)(64) of the UCC.

                  "Required Lenders" has the meaning given such term in the Credit Agreement.

                  "Secured Creditors" has the meaning set forth in the Recitals hereto.

                  "Secured Debt Agreements" has the meaning set forth in
Section 5 hereof.

                  "Securities Account" has the meaning given such term in
Section 8-501(a) of the UCC.

                  "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes.

                  "Security Entitlement" has the meaning given such term in
Section 8-102(a)(17) of the UCC.

                  "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Termination Date" has the meaning set forth in Section 20 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the

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following, whether now existing or hereafter from time to time acquired
(collectively, the "Collateral"):

               (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

               (b) all Securities of such Pledgor from time to time;

               (c) all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                    (A) all the capital thereof and its interest in all
               profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges,
               authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                    (E) all of such Pledgor's rights under any limited
               liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to

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

               exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

               (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                    (A) all the capital thereof and its interest in all
               profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges,
               authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                    (E) all of such Pledgor's rights under any partnership
               agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together

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               with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

               (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

               (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

               (g) all Proceeds of any and all of the foregoing.

         Notwithstanding anything to the contrary contained in this Section 3.1, (v) no Pledgor shall be required to pledge any equity interests in any Health Care Joint Venture acquired in accordance with Section 9.14 of the Credit Agreement if the equity interests of such Health Care Joint Venture owned by all Pledgors has an aggregate investment cost of less than $2,000,000,
(w) no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation, (x) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation, (y) the equity interests of such Pledgor in The 6300 West Roosevelt Partnership and MacNeal/CCP Joint Venture shall not be required to be pledged hereunder so long as the requisite consents to allow such pledge have not been obtained and (z) the equity interests of such Pledgor in MacNeal/Daly/Shaw Joint Venture shall not be required to be pledged hereunder (although to the extent such equity interests have not been sold or otherwise disposed of in accordance with the Credit Agreement within 180 days following the Effective Date, such equity interests shall automatically be pledged hereunder on such date pursuant to the terms hereof); provided that (i) the Pledgors agree to use their reasonable best efforts to obtain such consents and (ii) if any such consent is obtained, the equity interests of the entity for which such consent has been obtained shall be pledged hereunder pursuant to the provisions hereof.

                  3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to
Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable

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and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

               (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

               (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause (or, in the case of an Uncertificated Security issued by a Person which is not a Subsidiary of such Pledgor, shall use its reasonable best efforts to cause) the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

               (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-312(a) and (b), 9-106 and 8-106(d) of the UCC). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

               (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii) hereof;

               (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

               (vi) with respect to cash, upon the request of the Pledgee from and after, and during the continuation of, an Event of Default, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom

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          by any Person except with the prior written consent of the Pledgee)
          and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

               (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New
          York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained (to the greatest extent feasible in the case of any Collateral constituting a partnership or membership interest in any Person which is not a Subsidiary of any Pledgor) and at all times held by the Pledgee; and

               (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation,
          Section 9-312(a) of the UCC).

                  3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) no Pledgor shall be required to pledge any equity interests in any Health Care Joint Venture acquired in accordance with Section 9.14 of the Credit Agreement if the equity interests of such Health Care Joint Venture owned by all Pledgors has an aggregate investment cost of less than $2,000,000, (y) no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (z) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

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                  3.4 Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes."

                  3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto;
(iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto;
(iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto;
(ix) the Pledgor has complied with the respective procedure set forth in
Section 3.2(a) hereof with respect to each item of Collateral described in Annexes A through E hereto; and (x) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

               (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property paid or distributed by way of dividend or otherwise in respect of the Collateral (except for cash dividends, unless an Event of Default is continuing at the time of payment thereof);

               (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement (except for cash dividends, unless an Event of Default is continuing at the time of payment thereof); and

               (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (except for cash dividends, unless an Event of Default is continuing at the time of payment thereof).

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this
Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

               (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

               (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

               (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

               (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

               (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

               (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other

Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents, affiliates and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee as determined by a non-appealable decision by a court of competent jurisdiction). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or of a partner of any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or of a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto (including, without limitation, such financing statements which list the collateral as "all assets" or any similar designation) relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

               (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral purported to be owned by it consisting of one or more Securities and that it has sufficient interest in all Collateral purported to be owned by it in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Permitted Liens of the type described in Section 9.01(i));

               (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

               (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

               (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

               (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

               (vi) all of the Collateral pledged by it that consists of Securities, Limited Liability Company Interests or Partnership Interests has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

               (vii) each of the Pledged Notes pledged by it that constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

               (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities, and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

               (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) Each Pledgor which is a limited liability company or a partnership (and each Pledgor which is a direct parent of any such limited liability company or partnership) covenants and agrees that it will not, without 15 days prior written notice to the Pledgee, amend or modify (or allow to be amended or modified) any limited liability company agreement, partnership agreement or other organizational document of such limited liability company or partnership in any manner which causes the Limited Liability Company Interests or Partnership Interests of such limited liability company or partnership, as the case may be, to be treated as a "security" governed under Article 8 of the UCC; provided that nothing herein shall prohibit any Pledgor from creating or acquiring limited liability companies or partnerships in compliance with the Credit Agreement whose equity interests are treated as "securities" governed under Article 8 of the UCC so long as the relevant procedures under Section 3.2 hereof are taken at the time of any such creation or acquisition.

                  17. JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS; ETC. The exact legal name of each Pledgor, the organizational identification number (if any) of such Pledgor, the jurisdiction of organization of such Pledgor and the type of organization of such Pledgor is accurately set forth in Schedule XII to the Credit Agreement. The chief executive office of each Pledgor is located at the address specified in Annex F hereto for such Pledgor. No Pledgor shall take, or permit to be taken, any action which would cause a violation of Section 9.15 of the Credit Agreement with respect to such Pledgor or any of its Subsidiaries which are Subsidiary Guarantors. Furthermore, each Pledgor will not move its chief executive office until (i) it shall have given to the Pledgee not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action (if any is required), satisfactory to the Pledgee, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

                  18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  19. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated, no further Incremental Term Loan Commitments may be requested by the Borrower or provided by any Lender or any other Person, and all Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold, transferred or otherwise disposed of (other than to the Borrower or a Subsidiary Guarantor) in accordance with the Credit

Agreement, or is otherwise released at the direction of the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale, transfer or other disposition, or from such release, are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold, transferred or otherwise disposed of or released and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Pledgor (and the Collateral at such time pledged by the respective Pledgor pursuant hereto) shall be released from this Agreement.

                  (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 20(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b). At any time that the Borrower or the respective Pledgor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 20(b), it shall deliver to the Pledgee a certificate signed by a principal executive officer of the Borrower and the respective Pledgor stating that the release of the respective Pledgor (and its Collateral) is permitted pursuant to such Section 20(b).

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral or any Pledgor by it which the Pledgee in good faith believes to be in accordance with this Section 20.

                  21. NOTICES, ETC. All such notices and communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the appropriate address set forth below. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to (x) the Pledgee shall not be effective until received by the Pledgee and (y) any Pledgor shall not be effective until received by any such Pledgor. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to any Pledgor, at

                           c/o Vanguard Health Systems, Inc.
                           20 Burton Hills Boulevard
                           Suite 100
                           Nashville, TN  37215
                           Telephone No.:  (615) 665-6000
                           Facsimile No.:  (615) 665-6099
                           Attention:  Joseph D. Moore

                  (b)      if to the Pledgee, at:

                           414 Union Street
                           7th Floor
                           Nashville, TN  37239
                           Attention:  Kevin Wagley
                           Telephone No.:  (615) 749-3802
                           Telecopier No.:  (615) 749-4640

                  (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement; and

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. Except as provided in Sections 20 and 25, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Lenders (or all of the Lenders to the extent required by Section 13.12 of the Credit Agreement) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement) and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

                  23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement without the prior consent of the Collateral Agent. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PLEDGOR IRREVOCABLY WAIVES ALL RIGHT

TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary Guarantor that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering the same to the Pledgee or a Joinder Agreement substantially in the form of Exhibit O to the Credit Agreement, (y) delivering supplements to Schedule XII to the Credit Agreement and Annexes A through F hereto as are necessary to cause such schedule and annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

                                    * * * *

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                    VANGUARD HEALTH SYSTEMS, INC.
                                    VHS ACQUISITION CORPORATION
                                    VHS OF PHOENIX, INC.
                                    VHS OUTPATIENT CLINICS, INC.
                                    VHS OF ARROWHEAD, INC.
                                    PLEASANT PROPERTIES, INC.
                                    VHS OF SOUTH PHOENIX, INC.
                                    VHS IMAGING CENTERS, INC.
                                    VHS OF ANAHEIM, INC.
                                    VHS OF ORANGE COUNTY, INC.
                                    VHS HOLDING COMPANY, INC.
                                    VHS OF HUNTINGTON BEACH, INC.
                                    VHS OF ILLINOIS, INC.
                                    MACNEAL HEALTH PROVIDERS, INC.
                                    MACNEAL MANAGEMENT SERVICES, INC.
                                    MIDWEST CLAIMS PROCESSING, INC.
                                    PROS TEMPORARY STAFFING, INC.
                                    WATERMARK PHYSICIAN SERVICES, INC.
                                    VHS GENESIS LABS, INC.
                                    MACNEAL MEDICAL RECORDS, INC.
                                    VANGUARD HEALTH MANAGEMENT, INC.
                                    TRINITY MEDCARE, INC.
                                    V-II ACQUISITION CO., INC.
                                    VANGUARD HEALTH FINANCIAL COMPANY, INC.
                                    VHS OF RANCOCAS, INC.,
                                     each as a Pledgor


                                    By:   /s/ Joseph D. Moore
                                        ------------------------------------
                                          Title: Chief Financial Officer

                                    Duly authorized to sign on behalf of
                                        each of the foregoing entities

                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 1, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 2, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 3, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 4, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 5, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 6, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 7, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 8, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 9, INC.
                                    VHS ACQUISITION SUBSIDIARY
                                     NUMBER 10, INC.,
                                    each as a Pledgor


                                    By:    /s/ Joseph D. Moore
                                       -------------------------------------
                                         Title: Chief Financial Officer

                                    Duly authorized to sign on behalf of
                                         each of the foregoing entities

                                    THE ANAHEIM VHS LIMITED
                                       PARTNERSHIP, as a Pledgor

                                         By:  VHS of Anaheim, Inc., its General
                                              Partner


                                     By:     /s/ Joseph D. Moore
                                        ----------------------------------
                                          Title: Chief Financial Officer

                                    THE HUNTINGTON BEACH VHS LIMITED
                                      PARTNERSHIP, as a Pledgor

                                         By:  VHS of Huntington Beach, Inc.,
                                              its General Partner


                                     By:     /s/ Joseph D. Moore
                                        ----------------------------------
                                          Title: Chief Financial Officer

                                    HEALTHCARE COMPLIANCE, L.L.C., as a
                                      Pledgor

                                         By:  Vanguard Health Management, Inc.,
                                              its Member


                                     By:     /s/ Joseph D. Moore
                                        ----------------------------------
                                          Title: Chief Financial Officer

                                    THE VHS ARIZONA IMAGING CENTERS
                                      LIMITED PARTNERSHIP, as a Pledgor
                                         By:  VHS Imaging Centers, Inc., its
                                                 General Partner


                                     By:     /s/ Joseph D. Moore
                                        -----------------------------------
                                          Title: Chief Financial Officer



Accepted and Agreed to:

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:     /s/ Kevin Wagley
    --------------------------------
     Title: Principal


BANK OF AMERICA, N.A.,
  as Collateral Agent


By:      /s/ Kevin Wagley
     -------------------------------
     Title: Principal

                                                                        Annex A
                                                                             to
                                                               PLEDGE AGREEMENT
                                                               ----------------


                              LIST OF SUBSIDIARIES


A.   Vanguard Health Systems, Inc. ("Borrower"), as Pledgor

                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
Vanguard Health Management, Inc.                                Delaware        100% by Borrower
Vanguard Health Financial Company, Inc.                         Tennessee       100% by Borrower

B.   Vanguard Health Financial Company, Inc. ("VHFCI"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
VHS Acquisition Corporation                                     Delaware         100% by VHFCI
V-II Acquisition Co., Inc.                                    Pennsylvania       100% by VHFCI
Healthcare Compliance, L.L.C.                                  District of       100% by VHMI
                                                                Columbia
VHS of Orange County, Inc.                                      Delaware         100% by VHFCI
VHS Holding Company, Inc.                                       Delaware         100% by VHFCI
VHS of Illinois, Inc.                                           Delaware         100% by VHFCI
MacNeal Medical Records, Inc.                                   Delaware         100% by VHFCI
VHS Genesis Labs, Inc.                                          Delaware         100% by VHFCI
MacNeal Management Services, Inc.                               Illinois         100% by VHFCI
VHS of Phoenix, Inc.                                            Delaware         100% by VHFCI
Trinity MedCare, Inc.                                           Delaware         100% by VHFCI
The VHS Arizona Imaging Centers Limited Partnership             Delaware          88% by VHS-HC
                                                                                  10% by VHFCI
                                                                                   2% by VHS-I
VHS Imaging Centers, Inc.                                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 1, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 2, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 3, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 4, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 5, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 6, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 7, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 8, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 9, Inc.                       Delaware         100% by VHFCI
VHS Acquisition Subsidiary Number 10, Inc.                      Delaware         100% by VHFCI

C.   V-II Acquisition Co., Inc. ("VAC"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
VHS of Rancocas, Inc.                                          New Jersey         100% by VAC

D.   Vanguard Health Management, Inc. ("VHMI"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
Healthcare Compliance, L.L.C.                                  District of        100% by VHMI
                                                                Columbia

                                                                        Annex A
                                                                             to
                                                               PLEDGE AGREEMENT
                                                               ----------------

E.   VHS of Orange County, Inc. ("VHOC"), as Pledgor

                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
VHS of Huntington Beach, Inc.                                   Delaware          100% by VHOC
VHS of Anaheim, Inc.                                            Delaware          100% by VHOC

F.   VHS Holding Company, Inc. ("VHS-HC"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
The Anaheim VHS Limited Partnership                             Delaware         98% by VHS-HC
                                                                                  2% by VHS-A
The Huntington Beach VHS Limited Partnership                    Delaware         98% by VHS-HC
                                                                                  2% of VHS-HB
Magnolia Surgery Center Limited Partnership                     Delaware         97% by VHS-HC
                                                                                  2% by VHS-HB
                                                                                1% by Physicians
The VHS Arizona Imaging Centers Limited Partnership             Delaware         88% by VHS-HC
                                                                                  10% by VHFCI
                                                                                  2% by VHS-I

G.   VHS of Anaheim, Inc. ("VHS-A"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
The Anaheim VHS Limited Partnership                             Delaware         98% by VHS-HC
                                                                                  2% by VHS-A
North Anaheim Surgicenter, Ltd.                                California          75% VHS-A(1)
                                                                               25% by Physicians

H.   VHS of Huntington Beach, Inc ("VHS-HB"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
The Huntington Beach VHS Limited Partnership                    Delaware         98% by VHS-HC
                                                                                  2% by VHS-HB
Magnolia Surgery Center Limited Partnership                     Delaware         97% by VHS-HC
                                                                                  2% by VHS-HB
                                                                                1% by Physicians

I.   MacNeal Management Services, Inc. ("MMS"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
Primary Care Physicians Center, LLC                             Illinois          94% by MMS(2)
Midwest Claims Processing, Inc.                                 Illinois          100% by MMS
MacNeal Health Providers, Inc.                                  Illinois          100% by MMS
Watermark Physician Services, Inc.4                             Illinois          100% by MMS
Pros Temporary Staffing, Inc.                                   Illinois          100% by MMS
The 6300 West Roosevelt Limited Partnership                     Illinois         50.33% by MMS(3)

----------------

(1) VHS-A aggregate ownership is 75% of the partnership interests (150 units out of 200 units). Physicians own 50 LP units for 25% partnership interest ownership.

(2)  A third party (or parties) owns 6% of the Membership Interests.

(3)  A third party (or parties) owns 49.67% of the partnership interests.

(4)  Formerly, Watermark Ventures, Inc.

                                                                        Annex A
                                                                             to
                                                               PLEDGE AGREEMENT
                                                               ----------------


J.       VHS of Phoenix, Inc. ("VHS-P"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
VHS of Arrowhead, Inc.                                          Delaware         100% by VHS-P
VHS Outpatient Clinics, Inc.                                    Delaware         100% by VHS-P
VHS of South Phoenix, Inc.                                      Delaware         100% by VHS-P

K.   VHS of Arrowhead, Inc. ("VA"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
Pleasant Properties, Inc.                                        Arizona           100% by VA

L.   VHS of South Phoenix, Inc. ("VHS-SP"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
VHS Phoenix Health Plan, Inc.                                   Delaware         100% by VHS-SP

M.   VHS Imaging Centers, Inc. ("VHS-I"), as Pledgor
                                                                                     Direct
                        Subsidiary                            Jurisdiction         Ownership
                        ----------                            ------------         ---------
The VHS Arizona Imaging Centers                                 Delaware         88% by VHS-HC
Limited Partnership                                                               10% by VHFCI
                                                                                  2% by VHS-I

N.   Other Subsidiaries- no others Subsidiaries as of the Effective Date

                                                                        Annex B
                                                                             to
                                                               PLEDGE AGREEMENT



                                 LIST OF STOCK


A.       Vanguard Health Systems, Inc. ("Borrower"), as Pledgor

                                                                                                                      Relevant
                                                                                             Number of Shares/      Sub-Clause of
                                                                       Percentage of         Type of Shares/       Section 3.2(a)
                    Issuing Corporation              Jurisdiction    Outstanding Shares      Certificate No.    of Pledge Agreement
                    -------------------              ------------    ------------------      ---------------    -------------------
Vanguard Health Management, Inc.                       Delaware                100%             1,000 Common-1           (i)

Vanguard Health Financial Company, Inc.                Tennessee               100%           1,000 Common-6(a)          (i)
                                                                                                1,000 Common-4           (i)
                                                                                                2,000 Common-5           (i)
                                                                                                1,000 Common-7           (i)

B.       Vanguard Health Financial Company, Inc. ("VHFCI"), as Pledgor
         -------------------------------------------------------------

                                                                                                                     Relevant
                                                                                            Number of Shares/      Sub-Clause of
                                                                           Percentage of     Type of Shares/       Section 3.2(a)
                    Issuing Corporation              Jurisdiction       Outstanding Shares   Certificate No.    of Pledge Agreement
                    -------------------              ------------       ------------------   ---------------    -------------------
VHS Acquisition Corporation                            Delaware                100%             1,000 Common-1            (i)
                                                                                                1,000 Common-2            (i)

V-II Acquisition Co., Inc.                           Pennsylvania              100%             1,000 Common-1            (i)

VHS of Orange County, Inc.                             Delaware                100%             1,000 Common-1            (i)
                                                                                              1,000 Common-3(b)           (i)
                                                                                                1,000 Common-4            (i)

VHS Holding Company, Inc.                              Delaware                100%             1,000 Common-1            (i)
                                                                                              1,000 Common-3 (b)          (i)
                                                                                                1,000 Common-4

VHS of Illinois, Inc.                                  Delaware                100%             1,000 Common-1            (i)
                                                                                                1,000 Common-2            (i)

MacNeal Medical Records, Inc.                          Delaware                100%             1,000 Common-1            (i)
                                                                                                1,000 Common-2            (i)

VHS Genesis Labs, Inc.                                 Delaware                100%             1,000 Common-1            (i)
                                                                                                1,000 Common-2            (i)

MacNeal Management Services, Inc.                      Illinois                100%             1,000 Common-3            (i)

VHS of Phoenix, Inc.                                   Delaware                100%             1,000 Common-1            (i)
                                                                                                1,000 Common-2            (i)

------------------------------

(a) Certificates 1 and 2 cancelled due to typographical error in name of holder. Certificate 3 lost.

(b)  Certificate 2 for each issuer lost.

                                                                        Annex B
                                                                             to
                                                               PLEDGE AGREEMENT

                                                                                                                      Relevant
                                                                                             Number of Shares/     Sub-Clause of
                                                                           Percentage of       Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction       Outstanding Shares     Certificate No.  of Pledge Agreement
                    -------------------              ------------       ------------------     ---------------  -------------------

Trinity MedCare, Inc.                                  Delaware                100%            6,961 Common-23            (i)

VHS Imaging Centers, Inc.                              Delaware                100%             1,000 Common-1            (i)
                                                                                                1,000 Common-2            (i)

VHS Acquisition Subsidiary Number 1, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 2, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 3, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 4, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 5, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 6, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 7, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 8, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 9, Inc.              Delaware                100%             1,000 Common-1            (i)

VHS Acquisition Subsidiary Number 10, Inc.             Delaware                100%             1,000 Common-1            (i)


C.       V-II Acquisition Co., Inc. ("VAC"), as Pledgor
         ----------------------------------------------

                                                                                                                      Relevant
                                                                                             Number of Shares/     Sub-Clause of
                                                                           Percentage of       Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction       Outstanding Shares     Certificate No.  of Pledge Agreement
                    -------------------              ------------       ------------------     ---------------  -------------------
VHS of Rancocas, Inc.                                 New Jersey               100%             1,000 Common-1           (i)


D.       VHS of Orange County, Inc. ("VHOC"), as Pledgor
         -----------------------------------------------

                                                                                                                      Relevant
                                                                                               Number of Shares/    Sub-Clause of
                                                                           Percentage of        Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction        Outstanding Shares     Certificate No.  of Pledge Agreement
                    -------------------              ------------        ------------------     ---------------  -------------------
VHS of Huntington Beach, Inc.                          Delaware                 100%            1,000 Common-1             (i)
                                                                                               1,000 Common-3(a)           (i)

VHS of Anaheim, Inc.                                   Delaware                 100%            1,000 Common-1             (i)
                                                                                               1,000 Common-3(a)           (i)

-----------------------------
(a)  Certificate 2 for each issuer lost.

                                                                        Annex B
                                                                             to
                                                               PLEDGE AGREEMENT



E.       MacNeal Management Services, Inc. ("MMS"), as Pledgor
         -----------------------------------------------------

                                                                                                                      Relevant
                                                                                               Number of Shares/     Sub-Clause of
                                                                           Percentage of        Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction        Outstanding Shares     Certificate No.  of Pledge Agreement
                    -------------------              ------------        ------------------     ---------------  -------------------
Midwest Claims Processing, Inc.                        Illinois                 100%             1,000-Common-2            (i)

MacNeal Health Providers, Inc.                         Illinois                 100%            1,000-Common-001           (i)

Watermark Physician Services, Inc.(a)                  Illinois                 100%             1,000-Common-1            (i)

Pros Temporary Staffing, Inc.                          Illinois                 100%             1,000-Common-1            (i)


F.       VHS of Phoenix, Inc. ("VHS-P"), as Pledgor
         ------------------------------------------

                                                                                                                      Relevant
                                                                                               Number of Shares/    Sub-Clause of
                                                                           Percentage of        Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction        Outstanding Shares     Certificate No.  of Pledge Agreement
                    -------------------              ------------        ------------------     ---------------  -------------------
VHS of Arrowhead, Inc.                                 Delaware                 100%             1,000 Common-1            (i)
                                                                                                 1,000 Common-2            (i)

VHS Outpatient Clinics, Inc.                           Delaware                 100%             1,000 Common-1            (i)
                                                                                                 1,000 Common-2            (i)

VHS of South Phoenix, Inc.                             Delaware                 100%             1,000 Common-1            (i)
                                                                                                 1,000 Common-2            (i)

G.       VHS of Arrowhead, Inc. ("VA"), as Pledgor
         -----------------------------------------

                                                                                                                       Relevant
                                                                                                Number of Shares/    Sub-Clause of
                                                                           Percentage of        Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction        Outstanding Shares     Certificate No.  of Pledge Agreement
                    -------------------              ------------        ------------------     ---------------  -------------------

Pleasant Properties, Inc.                               Arizona                 100%            1,000 Common-2(b)          (i)


H.       VHS of South Phoenix, Inc. ("VHS-SP"), as Pledgor
         -------------------------------------------------

                                                                                                                      Relevant
                                                                                              Number of Shares/    Sub-Clause of
                                                                           Percentage of       Type of Shares/     Section 3.2(a)
                    Issuing Corporation              Jurisdiction        Outstanding Shares    Certificate No.  of Pledge Agreement
                    -------------------              ------------        ------------------    ---------------  -------------------

VHS Phoenix Health Plan, Inc.                          Delaware                 100%             1,000 Common-1            (i)
                                                                                                 1,000 Common-2            (i)


I.       No other Pledgors hold Stock as of the Effective Date.
         ------------------------------------------------------

------------------------------
(a)  Formerly, Watermark Ventures, Inc.

(b)  Certificate No. 1 cancelled in connection with acquisition of this issuer.

                                                                        Annex C
                                                                             to
                                                               PLEDGE AGREEMENT

                                 LIST OF NOTES
                                 -------------
           (With respect to all of the following Notes, the relevant
                     Sub-clause of Section 3.2(a) is (v).)


I.       Vanguard Health Systems, Inc. (Payee and Pledgor)
         -----------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Management, Inc.                           n/a1                          n/a
Vanguard Health Financial Company, Inc.                    n/a                           n/a

II.      Vanguard Health Financial Company, Inc. (Payee and Pledgor)
         ---------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Systems, Inc.                              n/a                           n/a
Vanguard Health Management, Inc.                           n/a                           n/a
V-II Acquisition Co., Inc.                                 n/a                           n/a
VHS Acquisition Corporation                                n/a                           n/a
VHS of Rancocas, Inc.                                      n/a                           n/a
Healthcare Compliance, L.L.C.                              n/a                           n/a
VHS of Orange County, Inc.                                 n/a                           n/a
VHS Holding Company, Inc.                                  n/a                           n/a
VHS of Huntington Beach, Inc.                              n/a                           n/a
VHS of Anaheim, Inc.                                       n/a                           n/a
The Anaheim VHS Limited Partnership                        n/a                           n/a
VHS of Illinois, Inc.                                      n/a                           n/a
MacNeal Management Services, Inc.                          n/a                           n/a
Primary Care Physician Center, Inc.                        n/a                           n/a
Midwest Claims Processing, Inc.                            n/a                           n/a
MacNeal Health Providers, Inc.                             n/a                           n/a
Chicago Health System, Inc.                                n/a                           n/a
VHS Genesis Labs, Inc.                                     n/a                           n/a
Watermark Physician Services, Inc.                         n/a                           n/a
Pros Temporary Staffing, Inc.                              n/a                           n/a
MacNeal Medical Records, Inc.                              n/a                           n/a
VHS of Phoenix, Inc.                                       n/a                           n/a
VHS of Arrowhead, Inc.                                     n/a                           n/a
VHS Outpatient Clinics, Inc.                               n/a                           n/a
Trinity MedCare, Inc.                                      n/a                           n/a
Pleasant Properties, Inc.                                  n/a                           n/a
VHS of South Phoenix, Inc.                                 n/a                           n/a
The VHS Arizona Imaging Centers Limited Partnership        n/a                           n/a
VHS Imaging Centers, Inc.                                  n/a                           n/a
VHS Acquisition Subsidiary Number 1, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 2, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 3, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 4, Inc.                  n/a                           n/a

--------

1 n/a means the Note has no stated principal amount, but the Note represents the unpaid principal amount, from time to time, of all loans and advances made by the payee to the obligor.

                                                                        Annex C
                                                                             to
                                                               PLEDGE AGREEMENT



                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
VHS Acquisition Subsidiary Number 5, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 6, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 7, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 8, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 9, Inc.                  n/a                           n/a
VHS Acquisition Subsidiary Number 10, Inc.                 n/a                           n/a

III. V-II Acquisition Co., Inc. (Payee and Pledgor)
     --------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

IV.  VHS Acquisition Corporation (Payee and Pledgor)

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a


V.       VHS of Rancocas, Inc. (Payee and Pledgor)
         ---------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

VI.  Healthcare Compliance, L.L.C. (Payee and Pledgor)

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

VII. VHS of Orange County, Inc. (Payee and Pledgor)
     --------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

VIII. VHS Holding Company, Inc. (Payee and Pledgor)
      -------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

IX.  VHS of Huntington Beach, Inc. (Payee and Pledgor)
     -----------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

                                                                        Annex C
                                                                             to
                                                               PLEDGE AGREEMENT



X.   VHS of Anaheim, Inc. (Payee and Pledgor)
     --------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XI.  Vanguard Health Management, Inc. (Payee and Pledgor)
     --------------------------------
                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a
Vanguard Health Systems, Inc.                              n/a                           n/a

XII. The Anaheim VHS Limited Partnership (Payee and Pledgor)
     -----------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XIII. VHS Genesis Labs, Inc. (Payee and Pledgor)
      ----------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XIV. VHS of Illinois, Inc. (Payee and Pledgor)
     ---------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XV.  MacNeal Management Services, Inc. (Payee and Pledgor)
     --------------------------------
                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XVI. Midwest Claims Processing, Inc. (Payee and Pledgor)
     -------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XVII. MacNeal Health Providers, Inc. (Payee and Pledgor)
      ------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

                                                                        Annex C
                                                                             to
                                                               PLEDGE AGREEMENT



XVIII. Watermark Physician Services, Inc. (Payee and Pledgor)
       ----------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XIX. Pros Temporary Staffing, Inc. (Payee and Pledgor)
     -----------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XX.  MacNeal Medical Records, Inc. (Payee and Pledgor)
     -----------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXI. VHS of Phoenix, Inc. (Payee and Pledgor)
     --------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXII. VHS of Arrowhead, Inc. (Payee and Pledgor)
      ----------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXIII. VHS Outpatient Clinics, Inc. (Payee and Pledgor)
       ----------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXIV. Trinity MedCare, Inc. (Payee and Pledgor)
      ---------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXV. Pleasant Properties, Inc. (Payee and Pledgor)
     -------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

                                                                        Annex C
                                                                             to
                                                               PLEDGE AGREEMENT



XXVI. VHS South Phoenix, Inc. (Payee and Pledgor)
      -----------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXVII. The VHS Arizona Imaging Centers Limited Partnership (Payee and Pledgor)
       ---------------------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXVIII. VHS Imaging Centers, Inc. (Payee and Pledgor)
        -------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXIX. VHS Acquisition Subsidiary Number 1, Inc. (Payee and Pledgor)
      -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXX. VHS Acquisition Subsidiary Number 2, Inc. (Payee and Pledgor)
     -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXXI. VHS Acquisition Subsidiary Number 3, Inc. (Payee and Pledgor)
      -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a


XXXII. VHS Acquisition Subsidiary Number 4, Inc. (Payee and Pledgor)
       -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a


XXXIII. VHS Acquisition Subsidiary Number 5, Inc. (Payee and Pledgor)
        -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

                                                                        Annex C
                                                                             to
                                                               PLEDGE AGREEMENT


XXXIV. VHS Acquisition Subsidiary Number 6, Inc. (Payee and Pledgor)
       -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXXV. VHS Acquisition Subsidiary Number 7, Inc. (Payee and Pledgor)
      -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXXVI. VHS Acquisition Subsidiary Number 8, Inc. (Payee and Pledgor)
       -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXXVII. VHS Acquisition Subsidiary Number 9, Inc. (Payee and Pledgor)
        -----------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

XXXIII. VHS Acquisition Subsidiary Number 10, Inc. (Payee and Pledgor)
        ------------------------------------------

                           Obligor                   Principal Amount               Maturity Date
                           -------                   ----------------               -------------
                                                         (if any)                     (if any)
Vanguard Health Financial Company, Inc.                    n/a                           n/a

                                                                        Annex D
                                                                             to
                                                               PLEDGE AGREEMENT

                  LIST OF LIMITED LIABILITY COMPANY INTERESTS


A.   Vanguard Health Management, Inc., ("VHMI") as Pledgor


                                                                   Percentage Ownership                       Relevant SubClause
                                                                      and Type of                              of Section 3.2(a)
                        Issuing LLC           Jurisdiction         Outstanding Equity      Certificate No.    of Pledge Agreement
                        -----------           ------------         ------------------      ---------------    -------------------


Healthcare Compliance, L.L.C.                  District of              100% of                  3(a)                   (iv)(1)
                                                Columbia          Membership Interests

B.   VHS of Anaheim, Inc., ("VHSA") as Pledgor

                                                                 Percentage Ownership                         Relevant SubClause
                                                                      and Type of                              of Section 3.2(a)
                        Issuing LLC           Jurisdiction         Outstanding Equity      Certificate No.    of Pledge Agreement
                        -----------           ------------         ------------------      ---------------    -------------------


West Anaheim MSO, LLC                           Delaware        50% Membership Interests          1                     (iv)(1)

C.   MacNeal Management Services, Inc. ("MMS"), as Pledgor


                                                                  Percentage Ownership                        Relevant SubClause
                                                                       and Type of                             of Section 3.2(a)
                        Issuing LLC           Jurisdiction         Outstanding Equity      Certificate No.    of Pledge Agreement
                        -----------           ------------         ------------------      ---------------    -------------------

Primary Care Physicians Center, LLC             Illinois                 94% of                  n/a                   (iv)(2)
                                                                   Capital Interests       Not certificated

D.   VHS of Illinois, Inc. ("VOI"), as Pledgor

                                                                  Percentage Ownership                       Relevant SubClause
                                                                       and Type of                            of Section 3.2(a)
                        Issuing LLC           Jurisdiction         Outstanding Equity      Certificate No.   of Pledge Agreement
                        -----------           ------------         ------------------      ---------------   -------------------

Berwyn Magnetic Resonance Center, LLC           Illinois                 25% of                   1                   (iv)(1)
                                                                    Percentage Interests

E.   No other Pledgors hold LLC Interests as of the Effective Date.

--------------
(a) Certificates 1 and 2 cancelled upon 6/30/01 transfer by 20% Member of its membership interest to 80% Member. At 7/30/01, there is one 100% Member.

                                                                        Annex E
                                                                             to
                                                               PLEDGE AGREEMENT

                         LIST OF PARTNERSHIP INTERESTS


A.   VHS of Huntington Beach, Inc. ("VOH"), as Pledgor


                                                                Percentage
                                                                Ownership                                         Relevant SubClause
                                                               and  Type of                                        of Section 3.2(a)
                      Issuing Entity          Jurisdiction  Outstanding Equity      Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------  ------------------      --------------------------   -------------------

The Huntington Beach VHS Limited Partnership    Delaware     2% General Partner(1)        1-2% GP interest                (iv)(1)


Magnolia Surgery Center Limited Partnership     Delaware     2% General Partner           1-2% GP interest                (iv)(1)



B.   VHS Holding Company, Inc., ("VHSHC") as Pledgor


                                                                Percentage
                                                                 Ownership                                        Relevant SubClause
                                                               and  Type of                                       of Section 3.2(a)
                      Issuing Entity          Jurisdiction   Outstanding Equity     Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------   ------------------     --------------------------   -------------------

The Anaheim VHS Limited Partnership             Delaware     98% Limited Partner(2)        2-98% LP interest          (iv)(1)


The Huntington Beach VHS Limited Partnership    Delaware     98% Limited Partner(3)        2-98% LP interest          (iv)(1)


Magnolia Surgery Center Limited Partnership     Delaware     97% Limited Partner           2-97% LP interest          (iv)(1)


The VHS Arizona Imaging Centers
  Limited Partnership                           Delaware     88% Limited Partner           2-88% LP interest          (iv)(1)


C.   VHS of Anaheim, Inc. ("VOA"), as Pledgor

                                                                Percentage
                                                                 Ownership                                       Relevant SubClause
                                                               and  Type of                                       of Section 3.2(a)
                      Issuing Entity          Jurisdiction   Outstanding Equity     Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------   ------------------     --------------------------   -------------------

North Anaheim Surgicenter, Ltd.                California    73% General Partner    1-105 Units (52.5% GP interest)   (iv)(1)
                                                             2% Limited Partner     2-41 Units (20.5% GP interest)    (iv)(1)
                                                                                     3-4 Units (2% LP interest)       (iv)(1)


The Anaheim VHS Limited Partnership             Delaware     2% General Partner(4)      1-2% GP interests             (iv)(1)

-----------------------------------------
1    This entity is a Wholly-Owned Subsidiary. See B below.

2    This entity is a Wholly-Owned Subsidiary. See C below.

3    This entity is a Wholly-Owned Subsidiary. See A above.

4    This entity is a Wholly-Owned Subsidiary. See B above.

                                                                        Annex E
                                                                             to
                                                               PLEDGE AGREEMENT


D.   VHS of Illinois, Inc. ("VOI"), as Pledgor


                                                                 Percentage
                                                                  Ownership                                       Relevant SubClause
                                                                and  Type of                                      of Section 3.2(a)
                      Issuing Entity          Jurisdiction    Outstanding Equity    Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------    ------------------    --------------------------   -------------------

BHS Digestive Disease Associates,
Joint Venture(5)                                Illinois        25% JV interest      uncertificated-25% JV interest   (iv)(2)


E.   Pleasant Properties, Inc., as Pledgor


                                                                 Percentage
                                                                  Ownership                                       Relevant SubClause
                                                                and  Type of                                      of Section 3.2(a)
                      Issuing Entity          Jurisdiction    Outstanding Equity    Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------    ------------------    --------------------------   -------------------

Arrowhead MOB Joint Venture                      Arizona        80% JV Interest      uncertificated-80% JV Interest   (iv)(2)


F.   VHS of South Phoenix, Inc. ("VHSSP"), as Pledgor


                                                                 Percentage
                                                                  Ownership                                       Relevant SubClause
                                                                and  Type of                                      of Section 3.2(a)
                      Issuing Entity          Jurisdiction    Outstanding Equity    Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------    ------------------    --------------------------   -------------------

Palm Valley Nursing Facility Limited
Partnership LLLP                                 Arizona      18% Limited Partner    uncertificated-18% LP Interest   (iv)(2)


G.   Vanguard Health Financial Company, Inc. ("VHFCI"), as Pledgor


                                                                 Percentage
                                                                  Ownership                                      Relevant SubClause
                                                                and  Type of                                      of Section 3.2(a)
                      Issuing Entity          Jurisdiction    Outstanding Equity    Certificate No. and Amount  of Pledge Agreement
                      --------------          ------------    ------------------    --------------------------  -------------------

The VHS Arizona Imaging Centers Limited
 Partnership                                     Delaware      10% Limited Partner           3-10% LP interest         (iv)(1)


H.   VHS Imaging Centers, Inc. ("VHSI"), as Pledgor


                                                                 Percentage
                                                                  Ownership                                       Relevant SubClause
                                                                and  Type of                                       of Section 3.2(a)
                      Issuing Entity          Jurisdiction    Outstanding Equity    Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------    ------------------    --------------------------   -------------------

The VHS Arizona Imaging Centers Limited
Partnership                                      Delaware      2% General Partner          1-2% GP interest             (iv)(1)

--------------------

5    f/k/a Gastro and Liver Specialists Joint Venture.

                                                                        Annex E
                                                                             to
                                                               PLEDGE AGREEMENT


I.   VHS Acquisition Corporation ("VAC"), as Pledgor


                                                                  Percentage
                                                                  Ownership                                       Relevant SubClause
                                                                and  Type of                                       of Section 3.2(a)
                      Issuing Entity          Jurisdiction    Outstanding Equity    Certificate No. and Amount   of Pledge Agreement
                      --------------          ------------    ------------------    --------------------------   -------------------

PBG Partners, Ltd.                              Florida       49% Limited Partner        2-49% LP interest              (iv)(1)





J. No other Pledgors hold Partnership or Joint Venture Interests as of the Effective Date.

                                                                        Annex F
                                                                             to
                                                               PLEDGE AGREEMENT

                        LIST OF CHIEF EXECUTIVE OFFICES
                        -------------------------------

1. Chief Executive Office of all Pledgors except the Pledgors referred to in Sections 2 through 23 below:

                           20 Burton Hills Boulevard
                                   Suite 100
                              Nashville, TN 37215

          2. Chief Executive Office of Healthcare Compliance, L.L.C.:

                           1440 New York Avenue, N.W.
                                   Suite 400
                              Washington, DC 20003

3.   Chief Executive Office of The Anaheim VHS Limited Partnership:

                            3033 West Orange Avenue
                               Anaheim, CA 92804

4.   Chief Executive Office of VHS Acquisition Corporation:

                           5102 West Campbell Avenue
                               Phoenix, AZ 85031

5.   Chief Executive Office of VHS of Anaheim, Inc.:

                            3033 West Orange Avenue
                               Anaheim, CA 92804

6.   Chief Executive Office of VHS of Huntington Beach, Inc.:

                             17772 Beach Boulevard
                        Huntington Beach, CA 92647-9932

7.   Chief Executive Office of VHS of Illinois, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

8.   Chief Executive Office of MacNeal Management Services, Inc.:

                           3249 South Oak Park Avenue
                               Berwyn, IL 60402

                                                                        Annex F
                                                                             to
                                                               PLEDGE AGREEMENT


9.   Chief Executive Office of MacNeal Health Providers, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

10.  Chief Executive Office of VHS Genesis Labs, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

11.  Chief Executive Office of Midwest Claims Processing, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

12.  Chief Executive Office of Watermark Physician Services, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

13.  Chief Executive Office of Pros Temporary Staffing, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

14.  Chief Executive Office of MacNeal Medical Records, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

15.  Chief Executive Office of VHS of Orange County, Inc.:

                               7901 Walker Street
                               La Palma, CA 90623

16.  Chief Executive Office of VHS of Phoenix, Inc.:

                          2000 West Bethany Home Road
                               Phoenix, AZ 85015

17.  Chief Executive Office of VHS of Arrowhead, Inc.:

                              18701 N. 67th Avenue
                            Glendale, AZ 85308-5722

                                                                        Annex F
                                                                             to
                                                               PLEDGE AGREEMENT



18.  Chief Executive Office of VHS Outpatient Clinics, Inc.:

                          2000 West Bethany Home Road
                               Phoenix, AZ 85015

19.  Chief Executive Office of Pleasant Properties, Inc.

                              18701 N. 67th Avenue
                            Glendale, AZ 85308-5722

20.  Chief Executive Office of VHS of South Phoenix, Inc.

                               1201 S. 7th Avenue
                               Phoenix, AZ 85007

21.  Chief Executive Office of The VHS Arizona Imaging Centers Limited
     Partnership

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

22.  Chief Executive Office of VHS Imaging Centers, Inc.

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

                                                                        ANNEX G
                                                                             to
                                                               PLEDGE AGREEMENT


    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                  Company Interests and Partnership Interests
    ------------------------------------------------------------------------


                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), Bank of America, N.A. , not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                             W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, each Pledgor and the Pledgee have entered into a Pledge Agreement, dated as of July 30, 2001 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New
York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

                  WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. All material notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                             Bank of America, N.A.
                             414 Union Street
                             7th Floor
                             Nashville, TN 37239
                             Attention:  Kevin Wagley
                             Tel:  (615) 749-3802
                             Fax:  (615) 749-4640

                  5. Upon Pledgee's request, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor to an account designated by the Collateral Agent.

                  6. In the event that all of the Issuer Pledged Interests are sold, transferred or otherwise disposed of (other than to the Borrower or a Subsidiary Guarantor) in accordance with the Credit Agreement, or are otherwise released at the direction of the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale, transfer or other disposition, or from such release, are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, this Agreement shall terminate. Furthermore, upon the release of the Pledgor in accordance with Section 20(a) or (b) of the Pledge Agreement, the Pledgor and the Issuer shall be released from this Agreement.

                  7. Except as expressly provided otherwise in Sections 4 and 5 above, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the

Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to any Pledgor, at:

                           c/o Vanguard Health Systems, Inc.
                           20 Burton Hills Boulevard
                           Suite 100
                           Nashville, TN  37215
                           Attention:  Joseph D. Moore
                           Tel.:  (615) 665-6000
                           Fax:  (615) 665-6099

                  (b)      if to the Pledgee, at:

                           Bank of America, N.A.
                           414 Union Street
                           7th Floor
                           Nashville, TN 37239
                           Attention:  Kevin Wagley
                           Tel:  (615) 749-3802
                           Fax:  (615) 749-4640

                  (c)      if to the Issuer, at:

                           [c/o Vanguard Health Systems, Inc.
                           20 Burton Hills Boulevard
                           Suite 100
                           Nashville, TN  37215
                           Attention:  Joseph D. Moore
                           Tel.:  (615) 665-6000
                           Fax:  (615) 665-6099]

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                  8. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

                  9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                  IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                    [                                         ],
                                       as a Pledgor


                                    By_____________________________
                                       Name:
                                        Title:


                                    BANK OF AMERICA, N.A.
                                       not in its individual capacity but solely as Collateral Agent and Pledgee


                                    By_____________________________
                                       Name:
                                        Title:


                                    [                                         ],
                                       the Issuer


                                    By_____________________________
                                       Name:
                                        Title: